                                                                   Exhibit 10.16

                              MASTER OEM AGREEMENT
                              --------------------

      This master OEM Agreement is made the 25 day of February, 1997 (the "Effective Date"), between IPL Systems, Inc. (hereinafter referred to as "IPL"), a Massachusetts corporation with its principal place of business as 124 Acton Street, Maynard, MA 01754 and Andataco, a qualified OEM (defined below), having its principal place of business at 10140 Mesa Rim Road, San Diego, California 92121 (hereinafter referred to as "Andataco.")

      I. IPL and Andataco desire to enter into an Agreement for the purchase, resale, and service of IPL Products and Spares (defined below); and,

      II. Andataco agrees to act as an OEM "Reseller" for such Products and Spares and agrees to sell such Products and Spares pursuant to the terms and conditions contained herein.

NOW, THEREFORE, the parties agree as follows:

Section 1. Definitions.
           -----------

      For the purpose of this Agreement, the following definitions shall apply;

      1.1 "AGREEMENT" shall mean the terms and conditions specified herein, the Exhibits attached hereto, and all other documents incorporated by reference in this Agreement.

      1.2 "AREA" shall mean the geographical locations where Andataco has authority to market the Products which shall mean the entire world with the exception of Europe. For this purpose "Europe" shall mean the countries of the European Union and of the European Free Trade Association.

      1.3 "DATE OF SHIPMENT" shall mean the date the Products are delivered to a common carrier at IPL facilities.

      1.4 "DROP SHIPMENT" shall mean the shipment by IPL of Products directly to the End User, at the request of Andataco.

      1.5 "EFFECTIVE DATE" shall mean the date first written above.

      1.6 "END USER" shall mean the ultimate consumer of the Products.

      1.7 "PRODUCTS" shall mean the IPL computer hardware and software products described in Exhibit A attached hereto. IPL may, upon written notice to Andataco, add or delete Products on Exhibit A from time to time during the term of this Agreement.

      1.8. "PROPRIETARY INFORMATION" shall mean data, documentation or other information provided by either party to the other which is proprietary and confidential to IPL.

      1.9. "PURCHASE ORDER" shall mean an order for Products placed by Andataco pursuant to the terms and conditions of this Agreement.

      1.10. "SPARES" shall mean spare parts for the Products, as listed on Exhibit A.

      1.11. "OEM" shall mean a designated Storage Authorized Reseller who has executed a valid OEM Agreement.

      1.12. "TERM" shall have the meaning set forth in Section 12.

Section 2.     Designation as IPL "OEM".
               ------------------------

      2.1. IPL hereby appoints Andataco as an authorized non-exclusive OEM of IPL Products and Spares in the Area. Andataco agrees that IPL may in its sole discretion (i) designate additional OEMS or resellers of the Products in the Area and (ii) market IPL Products through its own direct sales force in the Area.

Section 3.     Product Pricing And Discount.
               ----------------------------

      3.1. The IPL Products and Spares available for purchase are specified in the IPL Product List as set forth in Exhibit A attached hereto. The suggested End User list prices for IPL Products and Spares in effect as of the Effective Date of this Agreement are set forth in Exhibit A attached hereto and may be amended by IPL from time to time upon thirty (30) days written notice to Andataco.

      3.2. Andataco shall be entitled to purchase Products and Spares at the discounts from IPL's standard End User list price based upon achieving the relevant Revenue Commitment levels, as set forth in Exhibit B attached hereto. IPL reserves the right to modify its discounts contained in Exhibit A attached hereto, from time to time upon thirty (30) days written notice to Andataco.

Section 4.     Shipment.
               --------

      4.1. Andataco shall be solely responsible for any and all costs of shipment and storage of the Products from IPL's production facilities in the United States. Shipments shall be made to Andataco's principal office unless otherwise specified. Unless otherwise agreed, IPL shall select the mode of shipment and the carrier.

      4.2. In addition, Andataco may request that IPL make Drop Shipments of large orders directly to the End User. This shall be considered on a case by case basis and shall be at the sole discretion of IPL.

      4.3. In the event that Drop Shipment has been requested, Andataco shall provide a valid Sales Tax Exemption Certificate for each state where Andataco has requested that IPL ship its Products to. In the event that such Certificate is not provided, Andataco shall either (i) accept IPL shipment terms and conditions and be liable for applicable taxes for each shipment or (ii) hold the order for pick up arranged by Andataco independently from IPL.

Section 5.     Title.
               -----

      5.1. Title to the Products and risk of loss shall pass to Andataco upon delivery to a carrier, including responsibility for all transportation charges, taxes, losses and other costs incurred after delivery to the carrier by IPL. Andataco shall also indemnify and hold harmless, IPL from all risk of loss or damages occurring to the Products after delivery to a carrier. Andataco hereby undertakes to purchase insurance sufficient to comply with the foregoing.

Section 6.     Payment Terms.
               -------------

      6.1. Andataco shall receive a one and one-half percent (1.5%) discount from the purchase price for Products and Spares if it makes payment in full at the placement of the order with IPL; otherwise, payment in full shall be made by Andataco within Thirty (30) days after invoice by IPL.

      6.2. Andataco's initial credit limit shall be established by IPL. To assist IPL in establishing and updating the credit limit of Andataco, such OEM shall submit audited financial statements, including statements of operation and balance sheets, as soon as they are available following the completion of each fiscal year of Andataco. In the event the credit limit is exceeded at any time, or in the event IPL otherwise becomes insecure as to payment for Products shipped to Andataco, IPL may in its sole discretion refuse shipments to Andataco or modify such credit limit. IPL shall be under no obligation to store the Products for Andataco beyond the scheduled shipment date, if Andataco has exceeded its credit limit. All Products affected may, at IPL's option, be shipped to another party or treated as canceled, subject to certain cancellation charges specified in Section 16 herein.

      6.3. Late payments past due thirty (30) days or more may at IPL's discretion bear interest on the unpaid balance at one and one-half percent (1.5%) per month or the maximum rate allowed by law. Failure to make payments when due may, at IPL's discretion, result in delay of other shipments, and the placement of such OEM on credit hold until all past due balances are paid in full. IPL may also suspend all further IPL obligations to Andataco due to non-payment.

      6.4. In the event of late payment, IPL reserves the right to adjust payment terms to require prepayment or other payment arrangements satisfactory to IPL in all subsequent deliveries of Products.

Section 7.     Purchase Orders.
               ---------------

      7.1. Andataco shall submit Purchase Orders in writing for the Products to IPL thirty (30) days prior to the required shipment date for such orders. All Purchase Orders must reference this Agreement, specify the requested shipment date, Product type, features if applicable, unit price, total price, warranty type, initial shipment destination, and quantities of Products. In the event of any conflict, the terms and conditions of this Agreement shall prevail over the terms and conditions of any Purchase Order.

      7.2. IPL shall accept or reject such Purchase Order within ten (10) business days after receipt of such Purchase Order. If IPL determines that it will be unable to meet the requested shipping dates, IPL shall, within such
(10) day period, notify Andataco thereof and the parties shall thereafter agree upon a schedule for shipment. IPL shall in any event use reasonable efforts to meet the requested shipping dates in such Purchase Orders, but shall not be liable for damages for failing to do so.

      7.3. Andataco shall have the right to cancel any Purchase Orders submitted to IPL, or change the order, any time prior to fifteen (15) days before the requested shipping date without penalty. If any Purchase Order is canceled by Andataco within fifteen (15) days of the requested date of shipment, Andataco shall be subject to the charges contained in Section 16 herein.

      7.4. Andataco shall use IPL's latest lead times when estimating delivery dates to meet its End User requirements and for requesting delivery dates for the Products on its Purchase Orders.

Section 8.     Obligations of Andataco.
               -----------------------

      8.1. Andataco shall use its best efforts to promote the sale and/or lease of the Products throughout the Area, including but not limited to advertising of the Products in appropriate media, informing of End Users and potential End Users regarding the Products, and counseling of End Users on the selection of the proper Products.

      8.2. Andataco shall keep an appropriate inventory of Products and Spares on hand in sufficient quantity to adequately sell and service End Users in the Area served by Andataco.

      8.3. Andataco shall not advertise outside the Area, not shall it solicit any sales from End Users outside the Area, not shall it sell or ship any Products to End Users outside the area.

      8.4. Andataco shall list the Products in its catalogs and advertise and promote the Products, in accordance with the provisions of Section 16.1 herein, and send copies of its catalogs and all advertising and sales promotion literature relating to the Products to IPL.

      8.5. Andataco shall develop appropriate sales and marketing plans for the Products, and will provide copies thereof to IPL. IPL may review and evaluate such plans for compliance with IPL's worldwide policies and procedures for the marketing of the Products, and shall have the right to acquire Andataco to modify the said plans if they unreasonably interfere with IPL's ability to market the Products.

      8.6. Andataco shall maintain a staff of sufficiently trained and qualified personnel to adequately develop and support the Area served by Andataco.

      8.7. Each month, Andataco shall provide IPL a written report (a "Forecast") of its expected Product requirements for each of the succeeding three calendar month periods, including the month of the issuance of such Forecast. Each Forecast, the form of which is set out in EXHIBIT C, shall be for planning purposes only and shall not constitute an agreement by IPL to manufacture, nor for OEM to purchase, such quantities. IPL's obligations of availability and lead times as set forth in this agreement are dependent upon the timely provision of this Forecast. Failure to timely provide this Forecast releases IPL from any obligation of the availability and lead time provisions.

Section 9.     Obligations of IPL.
               ------------------

      9.1. IPL shall sell the Products and Spares to Andataco at the prices set forth in Exhibit A, as such Exhibit A may be modified from time to time hereunder, in quantities and lead times reflecting their current availability, and subject to certain discounts for which Andataco may be eligible under Exhibit A attached hereto.

      9.2. IPL shall assist Andataco in the sale and service of Products by providing (i) manuals, Product literature, and other written materials, (ii) advertising and other sales promotional support, (iii) sales and service training of OEM's personnel, as IPL in its sole judgment deems necessary to effectuate the purposes of this Agreement. IPL may charge its then current prices for items listed in (i), (ii), (iii) above.

      9.3. IPL shall keep OEM regularly informed of any changes to its published specifications and design of the Products.

Section 10.    Term.
               ----

      10.1. The term of the Agreement shall commence on the Effective Date first above written and shall continue for a period of one (1) year thereafter unless extended or prematurely terminated in accordance with the provisions of this Agreement.

Section 11.    Limited Warranty.
               ----------------

      11.1. IPL warrants to OEM that the Products purchased from IPL shall be free from defects in materials and workmanship, when given normal, proper and intended usage, for the IPL warranty period specified in Exhibit A attached hereto (the "Warranty Period"), and that during the Warranty Period such Products shall conform to their published product specifications. IPL agrees to repair or replace, at IPL's option, any part of a Product purchased hereunder which proves to be defective in design, material or workmanship in the course of normal intended use during the Warranty Period. This warranty shall not apply to used or refurbished Products.

      11.2. The above warranty shall not apply to expendable components, such as but not limited to, fuses and bulbs, not shall IPL have any obligation under this Agreement to make repairs or replacements which are required by normal wear and tear, or result in whole or in part from catastrophe, fault or negligence of Andataco, or from improper or unauthorized use of the Product or use of the Product in a manner for which it was not designed, or by causes external to the Product, such as but not limited, to power failure or air conditioning failure.

      11.3. This limited warranty shall not apply to any Products sold or transferred outside the United States (unless otherwise agreed in writing by IPL), or to Products sold by parties other than Andataco.

      11.4. IPL does not warrant that the Products will perform in combination with devices or products not purchased from IPL, including but not limited to products designed and manufactured by Andataco nor will IPL be responsible for defects resulting from improper maintenance, modification or misuse.

      11.5. In the event that Andataco believes that any Products are defective under 11.1 above, the Products shall at IPL's option, either (i) be returned by Andataco, transportation and insurance prepaid to IPL's designated facility for examination and testing or (ii) be repaired by IPL and an End User site, or an Andataco facility. IPL shall either repair or replace any such Product found to be defective and promptly return the same to Andataco or End-User, transportation and insurance prepaid, retaining the replaced part or Product. In the event that the IPL examination and testing does not verify any such defect, then IPL shall so advise Andataco and dispose of the Product in accordance with Andataco's instructions and at Andataco's cost, and Andataco shall reimburse IPL for testing expenses incurred at IPL's then current rates. IPL shall not be deemed to have any obligation with respect to data contained in any Product placed in its possession for warranty repair purposes.

      11.6. In the event that IPL's optional ServiceONE program is chosen by Andataco as an to provide installation and/or warranty service to End Users of any Products, Andataco agrees to advise IPL in writing of the date Andataco ships the Product and the warranty option chosen, within ten (10) days from the date of shipment to OEM's End User by mailing to IPL the completed Warranty Account Registration Form ("WAR Form") in the form attached as Exhibit D. Any failure to so notify IPL may delay warranty service to the End User and shall entitle IPL to treat such failure as a breach of Andataco's obligations under this Agreement. Repaired products may consist in part of used parts which are warranted equivalent to new when used in the Products. Such warranty coverage shall be designated as local or remote depending on the location and type of Product and shall specify if the warranty is "Mail-Back Exchange" or "Depot". The End User requesting warranty or installation service must produce proof of an executed WAR Form, in order to be serviced by an IPL Customer Support Representative. An executed WAR Form shall be required for warranty coverage to End Users on Products sold to Andataco. Andataco shall maintain copies of all WAR Forms for five (5) years from the date of execution.

      11.7. THE FOREGOING WARRANTIES ARE IN LIEU OF ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IPL SHALL NOT BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST DATA OR LOST PROFITS, RESULTING FROM THE USE OF THE IPL PRODUCTS, OR CAUSED BY ANY DEFECT, FAILURE OR MALFUNCTION, WHETHER SUCH CLAIM OR SUCH DAMAGE IS BASED UPON WARRANTY, CONTRACT, NEGLIGENCE OR OTHERWISE. UNDER NO CIRCUMSTANCES SHALL IPL BE LIABLE FOR AN AMOUNT GREATER THAN THE PURCHASE PRICE OF THE PRODUCT WITH RESPECT TO WHICH SUCH CLAIM IS MADE.

Section 12.    Limitation of Liability.
               -----------------------

      12.1. Except as expressly provided to the contrary in this Agreement, IPL shall not be liable for any loss or damage claimed to have resulted from the use of the Products or to be related in any way to their acquisition in the transaction to which this Agreement relates, regardless of the form of actions, and Andataco shall hold IPL harmless from any such claims and shall indemnify it for any expenses or cost incurred if any such claims are made.

      12.2. Neither IPL nor Andataco shall be liable to the other for damages of any kind, including incidental or consequential damages, on account of the termination or expiration of this Agreement in accordance with its terms. Neither IPL nor Andataco shall be liable to the other on account of termination or expiration of this Agreement for reimbursement or damages for the loss of good will, prospective profits, or anticipated sales, or on account of any expenditures, investment, leased or commitments made by either IPL or Andataco or for any reason whatsoever based upon or growing out of such termination or expiration.

Section 13.    Indemnification.
               ---------------

      13.1. IPL shall defend any claim, suit or proceeding brought against Andataco so far as it is based on a claim that the use or transfer by Andataco or the use by its End Users of any Product delivered hereunder constitutes an infringement of any patent or copyright in the United States of America, if notified within ten (10) days after its commencement and given full authority, information and assistance for the defense of same and IPL shall pay all damages and costs awarded therein against Andataco but shall not be liable for any compromise made without its consent, provided that IPL may, at any time it is concerned over the possible outcome of such an infringement action, at its option and expense, procure for Andataco the right to continue using and transferring the Products, replace or modify the Products so that the infringement will not exist, or remove the Product involved and refund to Andataco the price thereof as depreciated or amortized by an equal annual amount over the lifetime of the Product as established by IPL.

      13.2. IPL shall have no liability to Andataco with respect to any claim of patent infringement based on the combination of any Product with equipment or devices not supplied by IPL hereunder.

      13.3. IPL shall not be liable to Andataco under any provision of this
Section 13 if any patent infringement or claim thereof is based upon the use of the Products in connection with equipment or devices not delivered by IPL, or used in a manner for which the Products were not designed. Andataco shall indemnify IPL for, and hold it harmless for any loss, cost, or expense suffered or incurred in connection with any claim, suit, or proceeding brought against IPL so far as it is based on a claim that the manufacture or sale of any Products delivered hereunder and modified or altered, combined with any equipment or device not supplied by IPL hereunder constitutes such an infringement because of such modifications, alterations or combination.


Section 14.    Trademarks.
               ----------

      14.1. Andataco shall not alter any of the IPL trademarks or symbols affixed to the Products or their packaging, nor may Andataco add any other trademark or symbol thereto. During the term of this Agreement, Andataco shall have a non-exclusive license to use IPL trademarks and symbols in connection with its marketing of IPL Products. Andataco shall follow IPL instructions with respect to the use of such trademarks and symbols and agrees to discontinue their use immediately upon termination of this Agreement.


Section 15.    Proprietary Information.
               -----------------------

      15.1. No Proprietary Information disclosed by either party to the other in connection with this Agreement shall be disclosed to any person or entity other than the recipient party's employees directly involved with the recipient party's use of such information who are bound by written agreement to protect the confidentiality of such information, and such information shall otherwise be protected by the recipient party from disclosure to others with the same degree of care accorded to its own similar proprietary information. Information will not be subject to this provision if it is or becomes a matter of public knowledge without the fault of the recipient party, if it was a matter of written record in the recipient party's files prior to disclosure to it by the other party, or if it was or is received by the recipient party from a third person having no obligation of confidentiality to the providing party under circumstances permitting its unrestricted disclosure by the recipient party. Upon termination or expiration of this Agreement, each party shall promptly deliver to the other all Proprietary Information of the other party in the possession or control of such party and all copies thereof. The obligations under this Section shall continue for both parties for a period of ten (10) years after delivery by IPL to Andataco of the last Products under this Agreement.

Section 16.    Cancellation and Rescheduling of Products.
               -----------------------------------------

      16.1. Andataco may cancel delivery of any and all Products prior to shipment of such Products by sending written notice to IPL subject to the following terms and charges:

            (a) The charge per unit of Product shall be expressed as a percentage of the applicable unit price in effect when notice of cancellation or rescheduling is received by IPL.

            (b) Number of days prior to scheduled shipment that notice is received by IPL:

                  15 Days          No Charge
                  6-14 Days        10%
                  5 Days or Less   No Cancellation Allowed

            (c) Ten percent (10%) of the units scheduled for a particular shipment date may be rescheduled by up to sixty (60) days, provided that IPL receives written notice fifteen (15) days or more prior to a scheduled shipment date. No order or any portion thereof may be rescheduled more than one time. Any reschedule of greater than ten percent (10%) of an order and any subsequent reschedule of an order which has already been rescheduled shall be subject to the cancellation charges specified in Section 16(b) above.

      16.2. The parties agree that the above charges and terms are fair and reasonable as cancellation charges, and Andataco agrees to pay IPL's invoice for such charges in accordance with the IPL payment terms specified in Section 6.1 herein.

Section 17.    Early Termination By IPL.
               ------------------------

      17.1. IPL may terminate this Agreement prior to the expiration of its term, upon written notice to Andataco, in the event of any one of the following conditions:

            (a) Any significant change in ownership and/or control of Andataco, which in the sole opinion of IPL is likely to affect adversely future sales of the Products;

            (b)   If Andataco is declared insolvent;

            (c)   If IPL is unable for whatever reason to deliver Products;

            (d) If Andataco does not make timely payments to IPL, within thirty (30) days of written demand by IPL.

Section 18.    Termination by Either Party.
               ---------------------------

      18.1. In addition to the rights provided above, either party shall have the right to terminate this Agreement prior to the expiration of its term upon written notice to the other party:

            (a) in the event that the other party goes into liquidation, voluntary or otherwise, or goes into bankruptcy, or makes an assignment for the benefit of creditors, or in the event or a receiver being appointed for its property or of any part thereof; or

            (b) If either party shall commit any material breach of this Agreement which has not been remedied within thirty (30) days after written notice thereof has given by the other party; or

            (c) If either party undergoes a change of ownership or control which results in it directly or indirectly becoming owned or controlled by a competitor of the other party, to which said other party objects within thirty (30) days of learning of such a change.

            (d) For any reason, following thirty (30) days written notice to the other party.


Section 19.    Rights and Obligations Upon Expiration or Termination.
               -----------------------------------------------------

      19.1. Upon the expiration or early termination of this Agreement, Andataco shall cease representing itself as an authorized OEM of IPL Products and shall promptly return to IPL all pricing information, customer information, catalogues, literature and other documents and/or materials relating to the Products. The expiration of this Agreement shall not give rise to the payment of any indemnity whatsoever by either party to the other.

      19.2. In addition to those provisions which by their terms survive, the following provisions shall survive expiration or termination of this Agreement:
7.1; 11.8; 12; 16.1; 19.1; and 26.

Section 20.    Export Regulations.
               ------------------

      20.1. The Products and Spares are subject to U.S. law and regulations governing their export to other countries. Andataco agrees that it shall be solely responsible for ensuring that any such exports are in full compliance with such all applicable U.S. export laws and regulations. This provision shall survive any termination or expiration of this Agreement.

Section 21.    Notices.
               -------

      21.1. Unless otherwise agreed to by the parties, all notices required under the Agreement shall be made by certified mail return receipt requested, and all notices shall be addressed to the attention of the party executing this Agreement or his or her successor at the address set forth at the beginning of this Agreement. Either party may, upon written notice to the other party, designate a different individual and/or address for the receipt of notices.

Section 22.    Successors; Non-Assignment.
               --------------------------

      22.1. All the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their representatives, heirs, successors, trustees, transferees, lawful assigns and legal representatives. Neither this Agreement, nor any right granted herein, is assignable by Andataco without the prior written consent of IPL which consent shall not be unreasonably withheld. Any attempt by Andataco to assign any said rights, or to delegate the duties or obligations imposed on Andataco by this Agreement without IPL's prior written consent shall be void.

Section 23.    General Status of The Parties.
               -----------------------------

      23.1. The relationship of the parties under this Agreement shall be and at all times remain one of independent contractors. Andataco is not an employee, agent or legal representative of IPL and shall have no authority to assume or create obligations on IPL's behalf with respect to the Products or otherwise, except as may be provided from time to time by written instruments signed by both parties. This Agreement creates no relationship or partnership, limited partnership or agency between the parties and the parties hereby acknowledge no other facts or relations exist that would create any such relationship between them.

Section 24.    Entire Agreement.
               ----------------

      24.1. This Agreement constitutes the entire Agreement between IPL and Andataco and shall not be amended, altered or changed except by a written agreement signed by the parties hereto. Any terms and conditions in any purchase order or other instrument issued by Andataco or End User in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on IPL. Andataco acknowledges that it is not entering into this Agreement on the basis of any representations not expressly contained herein.

Section 25.    Waivers.
               -------

      25.1. No delay or omission on the part of either party to this Agreement in requiring performance by the other party hereunder, or in exercising any right hereunder, shall operate as a waiver or any provision hereof or of any right or rights hereunder; and the waiver or omission or delay in requiring performance or exercising any right hereunder on one occasion shall not be construed as a bar to or waiver of such performance or right, or of any right or remedy under this Agreement, on any future occasion.

Section 26.    Governing Law.
               -------------

      26.1. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts. The parties agree that any legal action arising out of or in connection with this Agreement shall be brought in the courts of the County of Middlesex, Massachusetts, of the U.S. Federal Court for the District of Massachusetts, and the parties irrevocably submit for all purposes to the jurisdiction of each such court.

Section 27.    Force Majeure.
               -------------

      27.1. Neither IPL nor Andataco shall be liable in any respect for failures to perform, or delays in performing, hereunder where such failure or delay shall have been due wholly or in part to unforeseen circumstances or causes beyond the reasonable control of IPL or Andataco, as the case may be, including but not limited to acts of God, acts of civil or military authority, fires, floods, epidemics, quarantine restrictions, war, riots, strikes, lock-outs, accidents to machinery or delays in transportation.

      EXECUTED under seal as of the date first above written.

ANDATACO                                      IPL SYSTEMS, INC.


By: /s/  W. David Sykes                       By: /s/ Ronald J. Gellert
   ----------------------------                  -------------------------------

Typed Name: W. David Sykes                    Typed Name: Ronald J. Gellert
           --------------------                          -----------------------

Title: President                              Title: President & CEO
      -------------------------                     ----------------------------

                                   EXHIBIT A






                                IPL SYSTEMS, INC.

                               PRODUCT PRICE LIST
                                  FOR ANDATACO



                                  RAIDTOWER II




                                   MARCH, 1997


RAIDTOWER II
4.0 GB DISK ARRAY & OPTIONS

------------------------------------------------------------------------------------------------------------------------------------
STANDARD FEATURES
------------------------------------------------------------------------------------------------------------------------------------
- Single or Dual Controller Models with Integrated Controller-Based FailOver
- 3 1/2" 4.0 GB CUSTOMER REPLACEABLE DISK DRIVES (Fast/Wide)
- Ultra SCSI Interfaces to Host and Target Drives
- Protection Modes: Database RAID, RAID 5, and Mirroring
- Customer Replaceable Controllers
- Customer Replaceable Redundant Power Supplies (2 per shelf)
- Customer Replaceable Redundant Fans (as part of power supply assembly)
- Write Cache: Mirrored Fast Write Module (16 or 32 MB Useable) with Dual Battery Back-Up
- Read Cache: Fault Tolerant Read/Write-Thru Module
    Minimum Cache = 16 MB/Controller; Maximum Cache = 64 MB/Controller
- Supports Tag Command Queuing
- Rackmount or Tower Configurations (Pearl White only)
- Up to 3 Optional Deskside Storage Expansion Units for Additional Capacity
- Up to 1 Optional Rackmount Storage Expansion Unit for Additional Capacity
- Rackmounts Require 9600 Series Storage Expansion Enclosure
- Supports HP/9000 and Sun Platforms Only

------------------------------------------------------------------------------------------------------------------------------------
STANDARD WARRANTY/SERVICE GUIDELINES
------------------------------------------------------------------------------------------------------------------------------------
 - Customer Installable
 - One (1) Year Depot Warranty (Next Business Day Parts Replacement)

------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL WARRANTY/SERVICE GUIDELINES
------------------------------------------------------------------------------------------------------------------------------------
 - Optional Installation and Onsite Service (with same day parts) by IPL ServiceOne Available -- See Service Section.
(REFER TO SERVICE PAGE FOR PRICING AND ANY ADDITIONAL ZONE CHARGES)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               LIST                   ANDATACO
MODEL #                                         DESCRIPTION                                    PRICE                   PRICE
------------------------------------------------------------------------------------------------------------------------------------
7230-01                    RAIDTower II in Primary Deskside Enclosure                         $ 6,970                  $  *
7230-02                    Deskside Expansion Enclosure                                       $ 3,058                  $  *
7231-01                    RAIDTower II in Primary Rackmount Encl.                            $10,967                  $  *
                           (Req.9600-01 or customer supplied enclosure)
7231-02                    Rackmount Expansion Enclosure                                      $ 6,643                  $  *
7237-02                    2nd RAIDTower Controller for 7230 or 7231                          $ 2,969                  $  *
                           (Available at Initial Order Only)
7237-01                    Field Upgrade of 2nd RAIDTower II Controller                       $ 2,968                  $  *
                           (Available with Subsequent Orders)
4GB x #                    # of 4GB Wide Drives in SBB (each)                                 $ 2,130                  $  *
                           (Max 28 Drives Single Controller Deskside)
                           (Max 26 Drives Dual Controller Deskside)
                           (Max 30 Drives Single Controller Rackmount)
                           (Max 28 Drives Dual Controller Rackmount)
SPARE-4GB-WIDE             Spare 4 GB Wide                                                    $ 2,130                  $  *
7237-02 16RC               16MB Read Cache                                                    $   242                  $  *
7237-02 32RC               32MB Read Cache                                                    $   469                  $  *
7237-02 64RC               64MB Read Cache                                                    $   936                  $  *
7237-02 16WC               16MB Write Cache - Mirrored                                        $   483                  $  *
7237-02 32WC               32MB Write Cache - Mirrored                                        $   936                  $  *
                           (Cache is ordered on a per controller basis.) (Dual
                           Controllers must have like caches.)
9600-01                    Enterprise Storage Series Enclosure (2 x 20A)                      $ 3,855                     *
9600-02                    Enterprise Storage Series Enclosure (2 x  30A)                     $ 3,855                     *
9600-03                    Enterprise Storage Series Enclosure (1 x 30A)                      $ 3,855                     *


ALL RAIDTOWER II SUBSYSTEMS MUST INCLUDE AT LEAST A CABINET, 1 CONTROLLER, AND 4 DRIVES MINIMUM.



    * Omitted confidential information filed separately with the Commission.


RAIDTOWER II

ACTUAL MODEL NUMBERS WILL BE DETERMINED BY THE ONLINE QUOTE GENERATOR
ZONE CHARGES APPLY, IF APPROPRIATE.  SEE PREVIOUS PAGE.

STEP 1:  SELECT WHO IS GOING TO DO THE INSTALLATION:
------------------------------------------------------------------------------------------------------------------------------------
                                                               Self Install      IPL Install
------------------------------------------------------------------------------------------------------------------------------------
RACKMOUNTED RAIDTower II                                                 $0             $800
ADD'L RACKMOUNTED RTII                                                   $0             $300
DESKSIDE RAIDTower II                                                    $0             $700
ADD'L DESKSIDE RTII                                                      $0             $200

Self Install means all RAIDTower configuration and setup by customer following install plan provided by IPL. Telephone support available at no charge during first 30 days. IPL Install means all RAIDTower configuration and setup by IPL representative.


STEP 2:  SELECT 1 OR 2 YEAR WARRANTY CUSTOMER PREFERS:
STEP 2A -- 1 YEAR WARRANTY CHOICES:
------------------------------------------------------------------------------------------------------------------------------------
                                                              Depot Express
------------------------------------------------------------------------------------------------------------------------------------
RACKMOUNTED Dual RT II                                                 $900
RACKMOUNTED Single RT II                                               $900
RACKMOUNTED RTII Expansion                                             $900
DESKSIDE Dual RTII                                                     $700
DESKSIDE Single RTII                                                   $700
DESKSIDE RTII Expansion                                                $700


STEP 2B -- 2 YEAR WARRANTY CHOICES:
------------------------------------------------------------------------------------------------------------------------------------
                                                               Depot Express                   IPL (24hrsx7days)
------------------------------------------------------------------------------------------------------------------------------------
RACKMOUNTED Dual RT II UNIT                                           $2,196                             $4,789
RACKMOUNTED Single RT II UNIT                                         $2,196                             $4,590
RACKMOUNTED RTII Expansion UNIT                                       $2,196                             $4,390
DESKSIDE Dual RTII UNIT                                               $1,708                             $2,574
DESKSIDE Single RTII UNIT                                             $1,708                             $2,395
DESKSIDE RTII Expansion UNIT                                          $1,708                             $2,195

Depot warranty provides next business day parts, 30 days telephone support from install date. $150/hr thereafter.
Depot Express warranty provides Next Business Day parts; 24 hr phone support.
IPL (7x24) warranty provides onsite support 24 hrs/day, 7 days/week.

Call Customer Support for prices of  3 and 5 year prepaid contracts, or consult Online Configurator.

IPL-ONSITE available for Level III Customer Service Rep to be onsite for consulting, training, tuning, etc. $2500/day.


POST WARRANTY PRICING:
------------------------------------------------------------------------------------------------------------------------------------
                                                               Depot Express                   IPL (24hrsx7days)
------------------------------------------------------------------------------------------------------------------------------------
RACKMOUNTED Dual RAIDTower II UNIT                                    $1,350                             $3,141
RACKMOUNTED Single RT II UNIT                                         $1,350                             $3,010
RACKMOUNTED RTII Exapnsion UNIT                                       $1,350                             $2,879
DESKSIDE Dual RAIDTower II UNIT                                       $1,050                             $1,701
DESKSIDE Single RTII UNIT                                             $1,050                             $1,570
DESKSIDE RTII Expansion UNIT                                          $1,050                             $1,439

RAIDTOWER II SPARES KIT (1 CONTROLLER, 1 DRIVE, AND 1 POWER SUPPLY/FAN COMBINATION):
------------------------------------------------------------------------------------------------------------------------------------
                                                                  List Price                     Transfer Price
------------------------------------------------------------------------------------------------------------------------------------
SKRT2                                                                 $6,980                             $4,625


                                IPL SYSTEMS, INC.



                               PRODUCT PRICE LIST
                                  FOR ANDATACO


                                   RAIDTOWER I




                                   MARCH, 1997


RAIDTOWER I

ESP STORAGE SERVER & RAIDTOWER "E" 4.0 GB  DISK ARRAY

------------------------------------------------------------------------------------------------------------------------------
STANDARD FEATURES
------------------------------------------------------------------------------------------------------------------------------
- 3 1/2" 4.0 GB CUSTOMER REPLACEABLE DISK DRIVES
- Fast/Wide SCSI Attach
- Protection Modes: RAID 5 and  Mirroring
- Customer Replaceable  Redundant Power Supplies (3)
- Write Cache: Mirrored Fast Write Module (4 MB) with Dual Battery Back-Up
- Read Cache: Fault Tolerant Read/Write-Thru Module
    Minimum Cache = 16 MB; Maximum Cache = 512 MB
- Supports Tag Command Queuing and Dual Host Attachment (AS400 Dual Host NOT SUPPORTED)
- Rackmount or Tower Configurations (Tower Available in Black or Pearl White)
- Multiple Platform Capability (MPC) - AS/400 or UNIX, Novell, & NT Hosts
- Upgradeable to Enterprise Storage Server (Server Enclosure and Multi-Host Support)
- Optional Storage Expansion Units for Additional Capacity (Not Supported on AS/400)
- Fully Supported by IPL's Centralized Management System (CMS)
- Supported Platforms: HP9000 (HP-UX); Sun SPARC (Solaris and Sun OS); DEC (Digital UNIX & NT);

------------------------------------------------------------------------------------------------------------------------------
STANDARD WARRANTY/SERVICE GUIDELINES
------------------------------------------------------------------------------------------------------------------------------
 - Customer Installable
 - One (1) Year Depot Warranty (Next Business Day Parts Replacement)

------------------------------------------------------------------------------------------------------------------------------
OPTIONAL WARRANTY/SERVICE GUIDELINES
------------------------------------------------------------------------------------------------------------------------------
 - Optional Installation and Onsite Service (with same day parts) by IPL ServiceOne (Req for AS/400)
(REFER TO SERVICE PAGE FOR PRICING AND ANY ADDITIONAL ZONE CHARGES)


------------------------------------------------------------------------------------------------------------------------------
                                                AS/400
                                               CAPACITY                                                     ANDATACO
MODEL #                                         RAID 0                             LIST PRICE                 PRICE
------------------------------------------------------------------------------------------------------------------------------
7037-E83                                  No longer offered
--------

7037-E84                                  No longer offered

7037-E85                                  No longer offered

7037-E86                                       25.14 GB                              $22,500                 $  *

7037-E87                                       29.33 GB                              $24,500                 $  *

7037-E88                                       33.55 GB                              $26,500                 $  *


BUS ADAPTER CARDS (MANDATORY SELECTION FOR NETWARE ONLY)
--------------------------------------------------------

ESP-EISA-DIF             Differential EISA bus adapter                               $  900                  $  *
ESP-MCA-DIF              Differential MCA bus adapter                                $  900                  $  *
ESP-EISA-FW              Differential EISA F/W adapter                               $  900                  $  *
ESP-PCI-FW               Differential PCI F/W adapter                                $  900                  $  *

9600-01                  Enterprise Storage Series Enclosure                         $3,855                  $  *

7037-81-512              1 Disk Drive (4.0 GB) - Open Systems                        $2,200                  $  *
7037-81-520              1 Disk Drive (4.0 GB) - AS/400                              $2,200                  $  *
7037-80S-512             4.0 GB Dynamic Spare - Open Systems                         $2,200                  $  *
7037-80S-520             4.0 GB Dynamic Spare - AS/400                               $2,200                  $  *
F016-01                  16 MB Cache (factory install)                               $  550                  $  *
F016-02                  16 MB Cache (field install)                                 $1,550                  $  *
7000-MPC                 Multi-Platform Capability                                   $3,000                  $  *
7000-MPC-400             Multi-Platform Upgrade to "E" Series                        $5,000                  $  *



    * Omitted confidential information filed separately with the Commission.


RAIDTOWER I

ESP 4.0 GB STORAGE EXPANSION UNITS

---------------------------------------------------------------------------------------------------------------------------------
STANDARD FEATURES
---------------------------------------------------------------------------------------------------------------------------------
- 3 1/2" 4.0 GB HDA Expansion Unit for Fast/Wide SCSI RAIDTower & Storage Server
- Add-On Expansion for 7037-E88 (RAIDTower)
- Protection Modes: RAID 5 and  Mirroring
- Customer Replaceable HDAs and Redundant Power Supplies (3)
- Upgradeable to Enterprise RAIDTower by integrating a Storage Director
- Upgradeable to Enterprise Storage Server (Server Enclosure and Multi-Host Support)
- Fully Supported by IPL's Centralized Management System (CMS)
- Rackmount or Tower Configurations (Tower Available in Black or Pearl White)

(DYNAMIC SPARE CANNOT BE PHYSICALLY INSTALLED IN STORAGE EXPANSION UNIT)

---------------------------------------------------------------------------------------------------------------------------------
STANDARD WARRANTY/SERVICE GUIDELINES
---------------------------------------------------------------------------------------------------------------------------------
 - Expansion Units are NOT Customer Installable
 - Depot Warranty (Next Business Day Parts Replacement) runs concurrent with Attached RAIDTower

---------------------------------------------------------------------------------------------------------------------------------
OPTIONAL WARRANTY/SERVICE GUIDELINES
---------------------------------------------------------------------------------------------------------------------------------
 - Optional Onsite Service by IPL ServiceOne
(REFER TO SERVICE PAGE FOR PRICING AND ANY ADDITIONAL ZONE CHARGES)

---------------------------------------------------------------------------------------------------------------------------------
NOTE:
DISK SWAPS (1 OR 2 GB DRIVES FOR 4 GB) HAVE BEEN DISCONTINUED. FOR SPECIAL REQUESTS,
REFER TO BROKERAGE FOR CURRENT TRADE-IN VALUE.
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              AS/400
                                             CAPACITY                                                         ANDATACO
MODEL #                                       RAID 0                              LIST PRICE                    PRICE
---------------------------------------------------------------------------------------------------------------------------------
7037-SE81                                    4.19 GB                               $ 5,996                     $  *
---------

7037-SE82                                    8.38 GB                               $ 8,153                     $  *

7037-SE83                                    12.57 GB                              $10,312                     $  *

7037-SE84                                    16.76 GB                              $12,468                     $  *

7037-SE85                                    20.95 GB                              $14,626                     $  *

7037-SE86                                    25.14 GB                              $16,785                     $  *

9600-01                  Enterprise Storage Series Enclosure                       $ 3,855                     $  *

7037-81-512              1 Disk Drive (4.0 GB) - Open Systems                      $ 2,185                     $  *


    * Omitted confidential information filed separately with the Commission.


RAIDTOWER I
IPL FAST-WIDE CONTROLLER UPGRADE
- Command Tag Queuing
- 4 MB Mirrored Write Cache w/ Battery Back-Up
- Supports 16-512 MB Fault Tolerant Read/Write-Thru Cache
- Supports 14 Data Drives Per Controller with Storage Expansion Unit (Limited to 8 on AS/400)
- Field Upgrade for 7X37, 703X, Narrow RAIDTower & Storage Expansion Units
- 100% IBM Compatible With 9337-2XX/4XX (6501 Attach)
- Dual SCSI Channels
- IPL's Exclusive Application Accelerator Firmware

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               LIST                      ANDATACO
MODEL #                                    DESCRIPTION                                         PRICE                       PRICE
------------------------------------------------------------------------------------------------------------------------------------
7037-200X                     7037 to 7037-200/EXX (RAIDTower)                                $4,050                      $  *
7037-200X-16                  7037 to 7037-200/EXX w 16mb cache                               $4,574                      $  *

NOTE: VERIFY PRIOR TO THE 200X UPGRADE THAT THE NECESSARY AMOUNT OF CACHE
      (16MB MIN.) IS AVAILABLE OR ORDERED.
NOTE: AFTER FIELD INSTALLED UPGRADE IS COMPLETE, ALL DOWNGRADE PARTS BECOME
      PROPERTY OF IPL SYSTEMS

IPL MULTI-PLATFORM CAPABILITY
- Multiple Platform Capability (MPC) for Open Systems and Novell Netware/Windows NT
- Available as Field Upgrade for Existing ESP Units
- Required When Migrating (to-from) AS/400 (to-from) UNIX and/or Novell and NT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               LIST                      ANDATACO
MODEL #                                    DESCRIPTION                                         PRICE                       PRICE
------------------------------------------------------------------------------------------------------------------------------------
7000-MPC                      Multi-Platform Capability                                       $3,000                      $  *
7000-MPC-400                  Multi-Platform Capability - 7037-4XX                            $5,000                      $  *
                              Series to Open Systems

ESP ENTERPRISE CENTRAL MANAGEMENT SYSTEMS (CMS)
- Provides Comprehensive Monitoring & Management for IPL Storage (Local & Remote)
- Complements SNMP Applications (E.G. NETVIEW, OPENVIEW, SYSTEMVIEW)
- Supported on Storage Server and RAIDTowers
- Customer Installable and Maintainable - Optional On-site Hardware Support
- Warranty on Hardware Direct with HP; Customer must fill out PC registration card.
- One (1) Year Warranty on Software
- CMS IS NOT AVAILABLE FOR USE WITH RAIDTOWER II UNITS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               LIST                      ANDATACO
MODEL #                                    DESCRIPTION                                         PRICE                       PRICE
------------------------------------------------------------------------------------------------------------------------------------
CMS-II-PACKAGE                Management System Package                                       $5,250                      $  *
                              Includes Hardware and CMS Software
                              REQUIRES ordering CMS-SWITCH-01 or CMS-SWITCH-02

CMS-II-SW                     CMS Software                                                    $  995                      $  *
                              REQUIRES ordering CMS-SWITCH-01 or CMS-SWITCH-02
                              PREREQUISITES:  HP Vectra PC, 4 Port Digi Board Cable,
                              (Call Sales Rep for Model Numbers)

CMS-SWITCH-01                 10 Local connections                                            $2,000                      $  *
                              (switch and cables)

CMS-SWITCH-02                 10 Remote connections                                           $2,450                      $  *
                              (switch, modems, and cables)

F1043-01                      30' Cable extension                                             $   65                      $  *
                              For connecting RAIDtowers that
                              are more than 15' from the switch



    * Omitted confidential information filed separately with the Commission.


ESP AUTOALERT (RAIDTOWER I ONLY)
- Open systems only (HP, SUN, RS/6000)
- UNIX HOST MONITORING SOFTWARE (Requires separate configuration sheet prior to shipment)
- Available for HP, SUN and RS/6000 platforms using various media types
- Customer Installable - Monitors IPL disk drive products
- Provides complete error / problem identification
- AutoAlert is not available on RAIDTower II units
- Supported operating systems:  HP-UX 9.4 or greater; AIX 3.2.5 or greater; Sun Solaris 2.0/Sun OS 5.3 or greater

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               LIST                      ANDATACO
MODEL #                          DESCRIPTION                                                  PRICE                       PRICE
------------------------------------------------------------------------------------------------------------------------------------
DAEMON-AIX-3.5                3.5" Diskette for AIX                                            $600                        $  *
DAEMON-AIX-4MM                4 mm Tape for AIX                                                $600                        $  *
DAEMON-AIX-8MM                8 mm Tape for AIX                                                $600                        $  *
DAEMON-HP-4MM                 4 mm Tape for HP                                                 $600                        $  *
DAEMON-SUN-3.5                3.5" Diskette for SUN                                            $600                        $  *
DAEMON-SUN-4MM                4 mm Tape for SUN                                                $600                        $  *
DAEMON-SUN-8MM                8 mm Tape for SUN                                                $600                        $  *


DISK/HDA UPGRADES
NOTE:  1 AND 2 GB DRIVES ARE NO LONGER AVAILABLE
NOTE:  4 GB DRIVES ARE AVAILABLE FOR WIDE (2XX/EXX) PRODUCTS ONLY.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               LIST                      ANDATACO
MODEL #                                    DESCRIPTION                                         PRICE                       PRICE
------------------------------------------------------------------------------------------------------------------------------------
7037-81-512                   Disk Drive (4.0 GB) - Open Systems                              $2,185                      $  *
7037-81-520                   Disk Drive (4.0 GB) - AS/400                                    $2,185                      $  *

F1038-01                      7037 Rack to Deskside Upgrade White                             $1,375                      $  *
F1038-02                      7037 Rack to Deskside Upgrade Black                             $1,375                      $  *


    * Omitted confidential information filed separately with the Commission.


RAIDTOWER I
IPL  INSTALLATION AND SERVICE OPTIONS

------------------------------------------------------------------------------------------------------------------------------------
INSTALLATION & SERVICE GUIDELINES
------------------------------------------------------------------------------------------------------------------------------------
- Formal Installation and Service Request MUST be included with the Order
- Location MUST be Within 100 Miles of Authorized Service Center
- On-Site Service Will Provide 4 Hour Response & Local Disk Parts Sparing

ZONE CHARGES OUTSIDE 100 MILES OF SERVICE CENTER
------------------------------------------------
Add cost to Normal Install & Warranty Charges
Does Not Apply to IBM Service options.

INST-100                          Install 101 - 150 miles from Service Ctr.                                   $550
INST-150                          Install 151 - 200 miles from Service Ctr.                                   $770
ONSITE-100                        2 Yr. On-Site 100 - 150 miles from Service Ctr.                             $500
ONSITE-150                        2 Yr. On-Site 151 - 200 miles from Service Ctr.                             $800


OUTSIDE 200 MILES FROM SERVICE CENTER.....CALL!!!

1.  Order packs must reflect the feature numbers and prices listed above.
2. No discounts on services are permitted without written approval from the Director of Service
3. For all post warranty prices or non-warranty related services, contact the Service Business Manager.


CAUTION:  IF INSTALLATION/SERVICE IS OUTSIDE 100 MILE RADIUS OF SERVICE LOCATION ADDITIONAL CHARGES WILL APPLY

------------------------------------------------------------------------------------------------------------------------------------
SERVICE FEATURE                               DESCRIPTION                                                   PRICE
------------------------------------------------------------------------------------------------------------------------------------
RT-CUST-INST                      Customer Installation of  RAIDTower                                         $    0
RT-IPL-INST-1                     IPL Installation of  RAIDTower                                              $  800
RT-IPL-INST-2                     2nd-5th RAIDTower Installed (Per Unit)                                      $  600
RT-IPL-INST-3                     6th and up RAIDTower Installed (Per Unit)                                   $  400
IPL-ONSITE                        IPL Level III customer support onsite                                       $ 2500/day
RT-DEPOT                          1 Year Depot Warranty - RAIDTower                                           $    0
RT-ONSITE-1                       1 Year Onsite Warranty - RAIDTower                                          $  700
RT-ONSITE-2                       2 Year Onsite Warranty - RAIDTower                                          $1,700
SE-IPL-INST                       IPL Installation of System Expansion Unit                                   $  200
SE-ONSITE-1                       1 Year Onsite Warranty - System Expansion Unit                              $  500
SE-ONSITE-2                       2 Year Onsite Warranty - System Expansion Unit                              $1,200
SE-DEPOT                          1 Year Depot Warranty - System Expansion Unit                               $    0
HDA-INSTALL-1                     On-site HDA Install (First Subsystem)                                       $  800
HDA-INSTALL-2                     On-site HDA Install (Each Additional Subsystem(s))                          $  100

      (Please note serial number of 7037 being upgraded on the order pack)

RT-ONSITE-2 INCLUDES 25% DISCOUNT OFF REGULAR CHARGE

UPG-INSTALL                       Installation of Upgrade                                                     CALL
SWAP-INSTALL                      Installation of swap                                                        CALL


INSTALL OPTIONS
---------------

DATA-MIGRATION                    Customer data management (per system)                                       $  600
IOP-INSTALL                       Install/De-install of IOP card (per IOP card)                               $   75
RE-LOAD                           Re-load AS/400 operating system                                             $  250
MIRRORING                         Enable mirroring option (per system)                                        $  600
DE-INSTALL                        Physical de-installation (per unit)                                         $  100
SW-ONSITE                         Install and 18 Mo. on site warrranty by IBM (per unit)                      $  793
6794E-SVC                         IBM Install and 18 Mo. ONSITE warranty (per unit)                           $2,280
                                      (Mandatory selection)


POST WARRANTY PRICE LIST

------------------------------------------------------------------------------------------------------------------------------------
MODEL #                           24X7                 DEPOT                  MODEL #               24X7             DEPOT
------------------------------------------------------------------------------------------------------------------------------------
DLT's (40 GB):                                                                665X-A01             $1,800

8710                             $1,204                 $700                  6720-A01             $1,204            $700

8750                             $1,204                 $700                  6720-B01             $1,204            $700

8750-41                          $1,204                 $700                  6720-B02             $1,204            $700

8750-42                          $1,843                $1,200                 675X-A01             $1,800            $960

8750-43                          $2,695                $1,700                675XE-A01             $1,800            $960

8750-44                          $3,548                $2,200                675XC-A01             $1,800            $960

8750-45                          $4,400                $2,700                6755H-A11             $1,800            $960

                                                                              676X-A11             $1,800

RAIDTower II -- see previous page.                                            676X-A12             $3,120

RAIDTower I                                                                  676XE-A11             $1,800

7037-2X                          $2,280                $1,280                676XE-A12             $3,120

7037-4X                          $2,280                $1,280                676XC-A11             $1,800

7037-22X                         $2,280                $1,280                676XC-A12             $3,120

7037-24X/E4x                     $2,280                $1,280                6765H-A11             $1,800

7037-28X/E8x                     $2,280                $1,280                6765H-A12             $3,120

7037-SE                          $1,800                $1,280                 6790-A01             $4,200

                                                                              686X-A01             $1,860

Older Disk Products                                                           686X-A02             $3,240

7036-0X                          $2,280                $1,280                 686X-A11             $1,800

7111-X                           $  588                                       686X-A12             $3,120

7112-X                           $  792                                       686X-B01             $1,680

7121                             $  588                                       686X-B02             $3,000

7122                             $  792                                       6890-A01             $3,600

7636-ARx                         $2,280                                       6890-A02             $5,400

7637-20                          $2,280                                       6890-B01             $3,360

7637-44                          $2,280                                       6890-B02             $5,280

7737-2x                          $2,280                                      6890C-A11             $3,600

7737-4X                          $2,280                                      6890C-A22             $5,400

7737-22X                         $2,280                                      6890C-B11             $3,360

7737-24X                         $2,280                                      6890C-B22             $5,280

7737-28X                         $2,280

7936-20-X                        $2,280

7936-30-X                        $2,280

7936-40-X                        $2,280



PARALLELBACKTM

- Back Up or Restore a Database in Under 4 Hours -Regardless of Size
- Backs Up an Oracle Database without Shutting Down the System or Database
- Save-While-Active - Without CPU Overhead
- 40GB Unattended Capacity on Each Transport
- 1 Required per RAIDTower
- Table-Top Unit or Rack Mount

------------------------------------------------------------------------------------------------------------------------------------
WARRANTY & PREREQUISITES:
------------------------------------------------------------------------------------------------------------------------------------
- 87XX DLT DRIVES HAVE 1 YEAR DEPOT WARRANTY AND ARE CUSTOMER INSTALLABLE
- CUSTOMER RESPONSIBILITY TO INSTALL PARALLELBACK SOFTWARE UNLESS CONTRACTED WITH IPL SEPARATELY VIA
  PB-CONSULT OR PB-CONSULT-ADDL
- PREREQUISITES:
    IPL RAIDTOWER I STORAGE
    CMS 2+, CURRENT CMS 2 USERS WILL, UPON REQUEST, BE SENT CMS 2+ AT NO EXTRA
    CHARGE. ORACLE AVAILABLE - CALL FOR INFORMATION REGARDING INFORMIX AND SYBASE
    ORDER PACK REQUIRES SELECTION OF SCSI CABLE LENGTH ON A PER TAPE BASIS:
                          QUANTITY OF SCSI CABLES = QUANTITY OF TAPE DRIVES.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        ANDATACO
MODEL #                        DESCRIPTION                                                           LIST PRICE          PRICE
------------------------------------------------------------------------------------------------------------------------------------
PBSW01                         Software for ParallelBACK - HP                                          $3,750            $  *
                               (Supports ONE RAIDTower)
PBSW01-UPG                     Software for ParallelBACK - HP                                          $3,750            $  *
                               (Field Upgrade, Supports ONE RAIDTower)

8710-41-B02                    Table-Top 40 GB DLT  - HP/UX 10.01/10.10                                $8,575            $  *
8710-41-B01                    Table-Top 40 GB DLT  - HP/UX 10.2 & higher; Other Open Systems          $8,575            $  *
8750-40                        DLT 5-Pack Enclosure                                                    $2,166            $  *
8750-41-B02                    Rackmount  40 GB DLT Drive - HP/UX 10.01/10.10                          $7,815            $  *
8750-41-B01                    Rackmnt  40 GB DLT - HP/UX 10.2 & higher; Other Open Systems            $7,815            $  *
F1039-20                       Cartridge for 20 GB DLT                                                 $   60            $  *
F1039-40                       Cartridge for 40 GB DLT                                                 $  170            $  *
F1040-01                       Cleaning Cartridge for 20GB/40GB DLT                                    $   30            $  *


NOTE:  LEADTIME FOR RACKMOUNT DLT 60 DAYS ARO

8750-SPARES-KIT                1 Each - Fan and Power Supply                                                             $  *
87XX-INST-1-5                  IPL Install of 1 thru 5 DLT drives                                                        $  *
87XX-INST-6-10                 IPL Install of 6 thru 10 DLT drives                                                       $  *
87XX-INST-11-15                IPL Install of 11 thru 15 DLT drives                                                      $  *
87XX-INST-16-20                IPL Install of 16 thru 20 DLT drives                                                      $  *
87XX-INST-21-25                IPL Install of 21 thru 25 DLT drives                                                      $  *
87XX-INST-26-30                IPL Install of 26 thru 30 DLT drives                                                      $  *
87XX-INST-31-35                IPL Install of 31 thru 35 DLT drives                                                      $  *

(NOTE: FOR [greater sign] 35 UNITS TO BE INSTALLED BY IPL, CALL FOR QUOTATION.)                                          Call

8710-DEPOT                     1 Year Depot Warranty - Table-Top                                                         $  *
8750-DEPOT                     1 Year Depot Warranty - 5-Pack                                                            $  *

ONSITE WARRANTY COVERAGE IS M-F 9 - 5:00 LOCAL TIME
8710-ONSITE-1                  1 Year On-Site Warranty - Table-Top                                                       $  *
8750-41-ONSIT-1                1 Year On-Site - 5-Pack with 1 Drive                                                      $  *
8750-42-ONSIT-1                1 Year On-Site - 5-Pack with 2 Drives                                                     $  *
8750-43-ONSIT-1                1 Year On-Site - 5-Pack with 3 Drives                                                     $  *
8750-44-ONSIT-1                1 Year On-Site - 5-Pack with 4 Drives                                                     $  *
8750-45-ONSIT-1                1 Year On-Site - 5-Pack with 5 Drives                                                     $  *
PB-CONSULT                     3 Business Days ParallelBACK Consulting                                                   $  *
PB-CONSULT-ADDL                4th Day and Beyond (per day)                                                              $  *



    * Omitted confidential information filed separately with the Commission.

                                    EXHIBIT B

                       ANNUAL REVENUE COMMITMENT SCHEDULE

OEM:      ANDATACO

ANNUAL COMMITMENT:     $3,000,000

Annual commitment is expressed in US Dollars
Annual commitment equals net revenue billings from IPL Systems, Inc. to Andataco

RAMP SCHEDULE (IF APPROPRIATE)

Q1:    March  $1,500,000

Q2:    April  $1,500,000

Q3:    TBD

Q4:    TBD

Note:  $750,000 - RAIDTower I Minimum Purchase

                                    EXHIBIT C


                             PRODUCT FORECAST FORM
                             ---------------------

ANDATACO:

MONTH:                   YEAR:


--------------------------------------------------------------------------------
PRODUCT        QTY       CURRENT        CURRENT        CURRENT        COMMENTS
                         MONTH          PLUS1          PLUS2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT D

                          WARRANTY ACCOUNT REGISTRATION
                                   (WAR FORM)


OEM NAME:
          ---------------------------------------------------------------------

ADDRESS:
          ---------------------------------------------------------------------

CITY/STATE:                                          ZIP:
           -------------------------------------         ----------------------


CUSTOMER NAME:
              -----------------------------------------------------------------

ADDRESS:
        -----------------------------------------------------------------------

CITY/STATE:                                          ZIP:
           --------------------------------------        ----------------------

CONTACT:                                             PHONE: (   )
         -----------------------------------               --------------------


PRODUCT                     SERIAL NO.                      WARRANTY TERM


--------------------        --------------------         --------------------

--------------------        --------------------         --------------------

--------------------        --------------------         --------------------

--------------------        --------------------         --------------------

--------------------        --------------------         --------------------

--------------------        --------------------         --------------------

--------------------        --------------------         --------------------


IPL shall provide installation and warranty repair as stipulated below:
Check One.

            [   ]      Local                [   ]      Remote

An executed WAR form shall be required on all Products sold to the OEM.